UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2023

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 12 Crow Lane, Pembroke
Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)

(441) 295-4513

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value $1.00 per share	RNR	The New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series F 5.750% Preference Share, Par Value $1.00 per share	RNR PRF	The New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series G 4.20% Preference Share, Par Value $1.00 per share	RNR PRG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 22, 2023, RenaissanceRe Holdings Ltd. (the “Company”) issued a press release announcing that it launched an offering (the “Launch Press Release”) for the offer and sale by the Company of 6,300,000 common shares, par value $1.00 per share, of the Company. The Launch Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As previously disclosed in the Current Report on Form 8-K filed by the Company on May 22, 2023, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) to acquire certain direct and indirect subsidiaries of American International Group Inc., including Validus Holdings, Ltd. and its wholly-owned subsidiary, Validus Reinsurance Ltd. (“Validus Re”), and Validus Specialty, LLC. The audited consolidated financial statements of Validus Re as of December 31, 2022 and December 31, 2021 and for each of the two years in the period ended December 31, 2022, are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Experts

The consolidated financial statements of Validus Reinsurance, Ltd. as of December 31, 2022 and December 31, 2021 and for each of the two years in the period ended December 31, 2022 filed as Exhibit 99.2 to this Current Report on Form 8-K, have been so filed in reliance on the report of PricewaterhouseCoopers Ltd., an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

23	Consent of PricewaterhouseCoopers Ltd.

99.1	Launch Press Release, dated May 22, 2023.

99.2	Audited consolidated financial statements of Validus Re as of December 31, 2022 and for each of the two years in the period ended December 31, 2022.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in Inline XBRL.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: May 22, 2023	By:	/s/ Shannon Lowry Bender
	Name:	Shannon Lowry Bender
	Title:	Executive Vice President, Group General Counsel and Corporate Secretary